© Mercury Systems, Inc. STEWARDSHIP ENGAGEMENT August 2022

© Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to fiscal 2023 business performance and beyond and the Company’s plans for growth, cost savings and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2

© Mercury Systems, Inc. At a Glance 3 Transformational business model at the intersection of high tech and defense Deployed on 300+ programs – serving defense Primes and critical infrastructure providers Making commercial technology profoundly more accessible Our goal is to provide all processing solutions on every system requiring uncompromised computing Purpose driven – Innovation That Matters. By and For People Who Matter Founded in 1981 NASDAQ: MRCY Mercury Systems is a technology company that delivers commercial innovation to rapidly transform the global aerospace and defense industry. From data to decision, silicon to systems, aerospace and defense (A&D) leaders turn to the products, services, technologies and people that comprise the secure, end-to- end Mercury processing platform—the exponential power that connects customers to what matters most.

Mercury Systems by the numbers

~2,400 Number of team members globally, many hold Department of Defense security clearances	**4-5x** Research & development relative investment compared to our industry	**21.5%** CAGR FY14-FY22 $988M FY22 Revenue
26 Global state-of-the-art facilities	**300+** Installed base: number of A&D programs with Mercury embedded	**31.8%** CAGR FY14-FY22 $201M FY22 Adj. EBITDA 20% margin
40 Years of tech leadership in the A&D industry	**25+** Prime customers: including virtually all leaders in the A&D industry	**15** Number of M&A transactions completed since FY14

Customers

AIRBUS
BAE SYSTEMS
BOEING
GENERAL ATOMICS
L3HARRIS
LEONARDO
LOCKHEED MARTIN
NORTHROP GRUMMAN
RAYTHEON TECHNOLOGIES
SAIC
SIERRA NEVADA
THALES

- Track record of strong organic growth, profitability and strategic M&A
- Poised for continued organic growth and margin expansion
- Well-positioned for future M&A with strong pipeline and financial flexibility
- Significant investment over last 5 years is competitive differentiator
- Clear strategy to continue to maintain unique financial profile

4
© Mercury Systems, Inc.
mercury

© Mercury Systems, Inc. 4/ Continuously improve operational capability and scalability 2/ Expand capabilities, market access and penetration through M&A 1/ Invest to grow organically 3/ Invest in trusted, secure Innovation That Matters® 5/ Attract and retain the right talent Mercury Strategy: A plan to meet market needs at speed 5  Innovative growth company at intersection of high tech and defense  End-to-end processing platform focused on large, growing, well-funded addressable markets  Proven transformational business model investing 4-5x defense industry average in R&D  Benefiting from outsourcing, supply chain delayering and “re-shoring”  Low-risk content expansion strategies delivering above-average organic revenue CAGR  Successful M&A and integration strategy targeting new capabilities and market expansion

© Mercury Systems, Inc. Annual Executive Compensation Program Aligned with Shareholders 6 34% Restricted Stock CEO Target Compensation Mix for FY22* 13% Base Salary 19% Performance Bonus 34% Performance Stock 87% Variable Pay Other NEOs Target Compensation Mix for FY22*  Target pay levels in line with peers*  Pay mix emphasizes pay-for-performance alignment  Transparent, formulaic incentive plans  All equity subject to double-trigger Change-in-Control vesting  Limited perquisites  Clawback policy that applies to all incentive compensation  Prohibition on hedging or pledging company securities  Annual tally sheet review of accumulated compensation * Target pay excludes special awards under the equity retention plan. Other NEOs refer to our named executive officers who will appear in our 2022 proxy statement, other than the CEO. For other NEOs, target pay includes annual long-term incentive compensation in lieu of one-time, new-hire awards. Target pay for the CEO individually, and all NEOs collectively, falls within a competitive range of 85% to 115% of peer median target pay levels. 26% Restricted Stock 23% Base Salary 24% Performance Bonus 26% Performance Stock 77% Variable Pay

Executive Compensation Program Overview

Compensation Program Design

ANNUAL PAY ELEMENT	PERFORMANCE PERIOD	PERFORMANCE MEASURES	PAYOUT RANGE
Base Salary	Annual	--	--
Cash Bonus	Semi-Annual	Adjusted EBITDA	0-150% of Target
Restricted Stock (50%)	Three years with annual vesting	--	--
Performance Stock (50%)	Three Years	Relative EBITDA Margin (50%) Relative Revenue Growth (50%)	0-300% of Target

Fiscal 2022 Highlights

- Maximum bonus opportunity reduced to 100% of target to reflect conservative H2 performance goal
- Equity retention plan awards granted in February 2022 to mitigate challenging industry and labor market environment

Fiscal 2023 Highlights

- No base salary increases
- Bonus measures expanded to three metrics: Adjusted EBITDA (50%), Revenue (25%) and Adjusted Free Cash Flow (25%)
- No additional long-term incentive awards for current executives

CEO Total Target Compensation



$18.9M
Retention Award
$8.3M
Annual FY23 LTI
$4.3M
FY22 Total Annual Target Compensation[1]
$6.3M
$2.0M
FY23 Total Annual Target Compensation[2]
Fiscal 2022
Fiscal 2023

1. FY22 Total Annual Target Compensation includes base salary, target annual incentive opportunity and target long-term equity incentives.
2. FY23 Total Annual Target Compensation only includes base salary and target annual incentive opportunity, as no annual long-term incentive awards were granted to the CEO following fiscal 2022.

7
© Mercury Systems, Inc.
mercury

© Mercury Systems, Inc. Equity Retention Plan Addressed Mission Critical Concerns During Pivotal Period 8  Retain and motivate critical talent in a challenging economic and labor environment, particularly in the aerospace and defense industry • Limited, specialized knowledge and limited key players competing for the same talent • Sought-after skill sets are transferable to other industries  Plan covered over 100 critical employees  Encourage key leaders to remain focused on the mission and drive long-term performance  Awards help ensure retention of key leaders during this critical period  Two primary components: • Pull forward of FY2023 annual equity awards (approx. 6 months earlier than usual and no further awards in FY2023) • Additional retention awards from 1-2x of each executive’s annual LTI compensation  Approved by Board of Directors in consultation with its independent compensation consultant  50% of award tied to meaningful 3-year performance conditions • 50% relative EBITDA Margin vs. peers • 50% relative Revenue Growth vs. peers  50% of award is time based and vests annually over 3-year period  Limited vesting in termination scenarios reducing risk of “pay for failure”  Robust clawback policy in place Why Now? Key executive award considerations Aligned with shareholder interests

© Mercury Systems, Inc. Our Stock Incentive Plan is Vital to Our Business 9  We grant equity awards to over 500 employees annually across our enterprise to drive a culture of ownership, accountability and collaboration at the company  Equity incentives are critical to attracting and retaining the top talent required to execute our strategy in a highly competitive labor market  Excluding one-time equity retention plan awards, our ISS-equivalent burn rate and overhang for each of the last three fiscal years, averaging 2.30% and 8.06% respectively, are at or below peer group median levels.  Minimum vesting and performance periods  No liberal share recycling  No evergreen provision  No tax gross-ups  No discounted stock options or stock appreciation rights  No repricing without shareholder approval  No reload grants  Individual limits on awards  Plan administered by independent Committee  Regularly presented to shareholders for approval (last submitted in 2020) Our Stock Incentive Plan reflects leading corporate governance practices Equity awards are central to our capacity to deliver on our strategy

© Mercury Systems, Inc. Board Committed to the Highest of Corporate Governance Standards to Drive Value-Creation for All Stakeholders 10 William K. O’Brien joined board in 2008 Board Chairman Former Executive Chairman and Chief Executive Officer of Enterasys A$,NG*, M&A Mark Aslett joined board in 2007 President and CEO Former President and CEO of Enterasys GR William L. Ballhaus joined board in 2022 Former Chairman and CEO of Blackboard, Inc. and Former CEO and President of SRA International, Inc. A, M&A, NG James K. Bass joined board in 2010 not standing for re-election Former President and CEO of Piper Aircraft, Inc., and Former CEO of Suntron Corporation, and of EFTC Corporation A$,M&A Orlando P. Carvalho joined board in 2020 Former Executive Vice President, Aeronautics at Lockheed Martin Corporation HC, NG, M&A Michael A. Daniels joined board in 2010 not standing for re-election Former Chairman and CEO of Mobile 365, Inc. and Network Solutions, Inc. HC, NG, GR, M&A* Lisa S. Disbrow joined board in 2017 Retired US-Senate confirmed Under Secretary of the Air Force A$, HC, GR* Mary Louise (ML) Krakauer joined board in 2017 Former EVP and Chief Information Officer of Dell Corporation and of EMC Corporation, and former EVP, Global Human Resources of EMC Corporation HC*, GR Howard L. Lance joined board in 2022 Former President and CEO of Maxar Technologies, Inc., and of Harris Corporation GR, HC, M&A, NG Barry R. Nearhos joined board in 2018 Former Managing Partner, PricewaterhouseCoopers A$*, NG, M&A Debora A. Plunkett joined board in 2021 Retired Federal Senior Executive, National Security Agency A,GR, HC A= Audit Committee HC = Human Capital and Compensation Committee NG = Nominating and Governance Committee GR = Government Relations Committee M&A = M&A and Finance Committee *= Committee Chair $ = Financial Expert Public Company CEO Defense Industry Technology Industry Risk Management Finance and Accounting Business Operations & Strategic Planning Regulatory Talent Management Mergers & Acquisitions Debt & Equity Capital Markets Corporate Governance Skills and Experiences

© Mercury Systems, Inc. Shareholder Accountability Majority vote standard for director elections, plurality carveout for contested elections Annual ‘say-on-pay’ vote Regular shareholder outreach and engagement Shareholder Rights Only one class of capital stock, which is entitled to one vote per share Board Self- Evaluations Annual Board and Committee self-assessment Annual director peer assessment Executive Sessions Independent directors meet regularly without management ESG Board-level oversight of ESG priorities and initiatives Alignment with Shareholder Interests Stock ownership guidelines for Directors Anti-pledging and anti-hedging policies Risk Oversight Regular review of the Company’s risk profile, including risks associated with cybersecurity, human capital management and sustainability Shareholder Rights Plan Limited-duration one-year shareholder rights plan with shareholder-friendly provisions set to expire at the 2022 Annual Meting of Shareholders Adopted to protect investment of shareholders during a period when share valuation did not reflect the inherent business value or long-term potential Governance Structure Supports Long-Term Value Creation 11 BOARD PROFILE (reflects 9 continuing directors after 2022 AGM) Independent Board Chairman 100% Independent Key Board Committees CORPORATE GOVERNANCE HIGHLIGHTS 7 directors appointed since 2017 40% of Board Committee Chair Roles Held by Women WOMEN ◼◼ MEN ◼◼◼ 1/3rd of Board Members Self-Identify as Women WOMEN ◼◼◼ MEN ◼◼◼◼◼◼ ~5 years is the Average Director Tenure 0-4 YEARS ◼◼◼◼◼ 5-10 YEARS◼◼ 10+ YEARS ◼◼ 89% of Directors are Independent INDEPENDENT ◼◼◼◼◼◼◼◼ EXECUTIVE ◼ 11% of Directors Self-Identify as Racially/Ethnically Diverse RACIALLY/ETHNICALLY DIVERSE ◼ WHITE ◼◼◼◼◼◼◼◼

© Mercury Systems, Inc. Committed to Sustainable Growth AAA ESG Rating from MSCI in 2021 and 2022 - Top 3% of A&D Industry 12 DIVERSITY AND EMPLOYEE INITIATIVES THE ENVIRONMENT Talent Development: Foster career growth and development through mentoring initiatives, performance management, 1MPOWER leadership development programs Diversity Equity & Inclusion: Focused on attracting a diverse workforce and driving an equitable and inclusive workplace culture where all employees can thrive • Launched Quicksilver, a women’s resource group • Silver sponsor for the Simmons Leadership Women’s Conference • Host regular internal “coffee talks” to discuss DE&I Pay Equity: Proactively advancing pay equity, based on the results of independent third-party pay equity audit We have not identified any material risks from climate change on our business, strategy or financial planning compared to other companies in our industry, including any material risks in scenarios involving zero or a 2°C rise in global temperatures Monitor Our Impact Calculate and disclose our Scope 1, 2 & 3 emissions Innovating in Our Business Committed to Innovation that Matters® throughout our business, including environmental projects Reducing Emissions Work to increase energy efficiency of our products to support our customers’ GHG goals, and decrease our fossil fuel usage Minimized Waste Implemented recycling, innovation, and pollution prevention programs throughout our operations 71% 29% Men Women GENDER ETHINICITY 2022 U.S. Snapshot of Our People Generally Aligned with Industry Benchmarks * Reflects Black, Indigenous and People of Color (BIPOC) representation 59% 41% White BIPOC*

mrcy.com THANK YOU.